UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-179

Name of registrant as specified in charter: Central Securities Corporation

Address of principal executive offices:

630 Fifth Avenue

Suite 820

New York, New York 10111

Name and address of agent for service:

Central Securities Corporation, Wilmot H. Kidd, President

630 Fifth Avenue

Suite 820

New York, New York 10111

Registrant’s telephone number, including area code: 212-698-2020

Date of fiscal year end: December 31, 2011

Date of reporting period: December 31, 2011

Item 1. Reports to Stockholders.

CENTRAL SECURITIES CORPORATION

EIGHTY-THIRD ANNUAL REPORT

2011

SIGNS OF THE TIMES

     “One week from today, the United Nations estimates, the world’s population will reach seven billion. Because censuses are infrequent and incomplete, no one knows the precise date — the Census Bureau puts it somewhere next March — but there can be no doubt that humanity is approaching a milestone.

     “The first billion people accumulated over a leisurely interval, from the origins of humans hundreds of thousands of years ago to the early 1800s. Adding the second took another 120 or so years. Then, in the last 50 years, humanity more than doubled, surging from three billion in 1959 to four billion in 1974, five billion in 1987 and six billion in 1998. This rate of population increase has no historical precedent.

     “Human demands on the earth have grown enormously, though the atmosphere, the oceans and the continents are no bigger now than they were when humans evolved. Already, more than a billion people live without an adequate, renewable supply of fresh water.

     “The United Nations Population division anticipates 8 billion people by 2025, 9 billion by 2043 and 10 billion by 2083. India will have more people than China shortly after 2020, and sub-Saharan Africa will have more people than India before 2040.” (Joel E. Cohen, The New York Times, October 23, 2011)

     “Strange as it may seem with trillion-dollar-plus deficits, the U.S. government doesn’t have a short-run borrowing problem at all. On the contrary, investors all over the world are clamoring to lend us money at negative real interest rates. In purchasing-power terms, they are paying the U.S. government to borrow their money!

     “We should accept more of these gracious offers and use the funds to finance pressing needs for jobs programs, infrastructure projects, even mortgage foreclosure mitigation. And because the U.S. really does have a humongous long-run deficit problem, we can and should commit now to paying for any such spending many times over — but later. For example, it would be smart to borrow, say, another $500 billion this year and then pay for it, say, 10 times over, with $5 trillion in deficit reduction spread over 10 years — starting say, in 2014.” (Alan S. Blinder, The Wall Street Journal, January 19, 2012)

     “Is the United States in decline, as so many seem to believe these days?...The answer is no. Let’s start with the basic indicators. In economic terms, and even despite the current years of recession and slow growth, America’s position in the world has not changed. Its share of the world’s GDP has held remarkable steady, not only for the past decade but over the past four decades. In 1969, the United States produced roughly a quarter of the world’s economic output. Today it still produces roughly a quarter, and it remains not only the largest but also the world’s richest economy in the world. People are mesmerized by the rise of China, India and other Asian nations whose share of the global economy has been climbing steadily, but this has so far come almost entirely at the expense of Europe and Japan, which have had a declining share of the global economy.” (Robert Kagan, The New Republic, February 2, 2012)

[2]

CENTRAL SECURITIES CORPORATION

(Organized on October 1, 1929 as an investment company, registered as such with the
Securities and Exchange Commission under the provisions of the Investment Company Act of 1940)

25-YEAR HISTORICAL DATA

		Per Share of Common Stock
			Source of dividends and distributions
Year	Total net assets	Net asset value	Ordinary income*	Long-term capital gains*		Total dividends and distributions		Unrealized appreciation of investments at end of year
1986	$116,731,670	$13.26						$ 32,538,800
1987	110,629,270	11.36	$.22	$1.55		$1.77		15,056,016
1988	118,930,727	11.77	.16	.92		1.08		25,718,033
1989	129,376,703	12.24	.35	.65	**	1.00	**	38,661,339
1990	111,152,013	10.00	.20	.50	**	.70	**	25,940,819
1991	131,639,511	11.87	.14	.56	**	.70	**	43,465,583
1992	165,599,864	14.33	.20	.66		.86		70,586,429
1993	218,868,360	17.90	.18	1.42		1.60		111,304,454
1994	226,639,144	17.60	.22	1.39		1.61		109,278,788
1995	292,547,559	21.74	.33	1.60		1.93		162,016,798
1996	356,685,785	25.64	.28	1.37		1.65		214,721,981
1997	434,423,053	29.97	.34	2.08		2.42		273,760,444
1998	476,463,575	31.43	.29	1.65		1.94		301,750,135
1999	590,655,679	35.05	.26	2.34		2.60		394,282,360
2000	596,289,086	32.94	.32	4.03		4.35		363,263,634
2001	539,839,060	28.54	.22	1.58	**	1.80	**	304,887,640
2002	361,942,568	18.72	.14	1.11		1.25		119,501,484
2003	478,959,218	24.32	.11	1.29		1.40		229,388,141
2004	529,468,675	26.44	.11	1.21		1.32		271,710,179
2005	573,979,905	27.65	.28	1.72		2.00		302,381,671
2006	617,167,026	30.05	.58	1.64		2.22		351,924,627
2007	644,822,724	30.15	.52	1.88		2.40		356,551,394
2008	397,353,061	17.79	.36	2.10		2.46		94,752,477
2009	504,029,743	22.32	.33	.32		.65		197,256,447
2010	593,524,167	26.06	.46	.44		.90		281,081,168
2011	574,187,941	24.96	.43	.57		1.00		255,654,966

Dividends and distributions for the 25-year period:			$7.03	$34.58		$41.61

*	Computed on the basis of the Corporation’s status as a “regulated investment company” for Federal income tax purposes. Dividends from ordinary income include short-term capital gains.

**	Includes non-taxable returns of capital of $.56 in 1989, $.47 in 1990, $.11 in 1991 and $.55 in 2001.

     The Common Stock is listed on the NYSE Amex under the symbol CET. On December 30, 2011 (the last trading day of the year), the closing market price was $20.46 per share.

[3]

25-YEAR INVESTMENT RESULTS
ASSUMING AN INITIAL INVESTMENT OF $10,000

(unaudited)

     Central’s results to December 31, 2011 versus the S&P 500 Index:

Average Annual Total Return	Central’s NAV Return	Central’s Market Return	S&P 500 Index
1 Year	.18%	–2.50%	2.11%
5 Year	3.17%	1.72%	–.25%
10 Year	5.99%	5.22%	2.92%
15 Year	8.46%	7.30%	5.45%
20 Year	12.75%	13.02%	7.80%
25 Year	12.06%	11.77%	9.26%

Value of $10,000 invested for a 25-year period	$172,461	$161,578	$91,943

The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested on the payable date of the distribution at the market price or net asset value, as applicable. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation. Total returns do not reflect any transaction costs on investments or the deduction of taxes that investors may pay on distributions or the sale of shares.

The Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) is an unmanaged benchmark of large U.S. corporations that assumes reinvestment of all distributions, and excludes the effect of fees, expenses, taxes, and sales charges.

Performance data represents past performance and does not guarantee future investment results.

[4]

To the Stockholders of

     Central Securities Corporation:

     Financial statements for the year 2011, as reported upon by our independent registered public accounting firm, and other pertinent information are submitted herewith.

     Comparative net assets are as follows:

	December 31, 2011	December 31, 2010

Net assets	$574,187,941	$593,524,167
Net assets per share of Common Stock	24.96	26.06
Shares of Common Stock outstanding	23,005,136	22,779,391

Comparative operating results are as follows:
	Year 2011	Year 2010
Net investment income	$ 9,852,357	$ 10,211,569
Per share of Common Stock	.43 *	.45 *
Net realized gain from investment transactions	14,330,688	11,269,517
Increase (decrease) in net unrealized appreciation
of investments	(25,426,202)	83,824,721
Increase (decrease) in net assets resulting
from operations	(1,243,157)	105,305,807

*	Per-share data are based on the average number of Common shares outstanding during the year.

     The Corporation declared two distributions to holders of Common Stock in 2011, $.20 per share paid on June 28 in cash, and $.80 per share paid on December 21 in cash or in additional shares of Common Stock at the stockholder’s option. For Federal income tax purposes, of the $1.00 paid, $.43 represents ordinary income and $.57 represents long-term capital gains. Separate tax notices have been mailed to stockholders. With respect to state and local taxes, the character of distributions may vary. Stockholders should consult with their tax advisors on this matter.

     In the distribution paid in December, the holders of 28% of the outstanding shares of Common Stock elected stock, and they received 248,515 Common shares at a price of $20.72 per share.

     During 2011, the Corporation purchased 22,770 shares of its Common Stock at an average price of $20.33 per share. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders. Purchases may be made on the NYSE Amex or in private transactions directly with stockholders.

[5]

     Last year at this time it was generally accepted that an economic recovery was underway. That consensus was called into question last summer when the European financial crisis erupted, growth slowed in China and the policy paralysis in Congress became more apparent. The stock market, which had increased in the first half of the year, dropped sharply in August before recovering somewhat and ending the year with a slight improvement. Market sentiment over the past year has been quite fickle, with stocks rallying when a resolution seemed achievable in Europe and then selling off only days later when the solution became muddied by politics. Professional investors seem to be more focused than ever on the very short-term outlook. Many ordinary investors, confused by the market volatility, have been giving up on the stock market entirely.

     Against this backdrop, our trading activity remained light and for the most part involved additions to and reductions of existing investment positions. We did sell some of our smaller investments and ended the year with thirty-six holdings down from forty-one. The largest additions/purchases were Intel, Mindspeed Technologies, Bank of New York Mellon and Motorola Solutions. The largest reductions/sales were Carlisle Companies, Agilent Technologies, Abbott Laboratories and AT&T. Major contributors to our results for the year were CEVA, Plymouth Rock, Intel, Coherent and Heritage-Crystal Clean. Detractors included Bank of New York Mellon, Murphy Oil, RadiSys, Xerox and Agilent Technologies.

     The Mindspeed investment is new. The company, once a part of Rockwell International, is a leading provider of network infrastructure semiconductors to the communications industry. We have been impressed with the chief executive, Raouf Halim, and think Mindspeed has the opportunity to achieve substantial growth over the next three to five years as the next generation of wireless communication equipment is placed in service. If this proves to be the case, its shareholders should be well rewarded.

     Our largest investment, Plymouth Rock, along with most personal lines (automobile and homeowners) insurance underwriters, had a difficult year in 2011. Audited financial information is not yet available, but we expect the company’s net income to be substantially lower than that in the prior year. You may recall that 2010 was also a difficult year for Plymouth Rock, caused by a series of pricing misjudgments at the reciprocal insurer which it manages. In 2011, bad weather was the cause of the difficulties and it affected all of the Plymouth Rock companies as well as its investee, Homesite. Four major events ranging from winter storms to tornados and Hurricane Irene impacted Plymouth Rock. In addition, Homesite was affected by a rash of hail storms. These bad weather events, extreme in the aggregate, affected all homeowners insurers, and as a result, observers believe they will most likely lead to price increases for the entire industry. One hopes that Mother Nature will be more benign in 2012.

     Shown below is a summary of pertinent per share information related to Plymouth Rock. We expect that the company’s 2011 annual report will be available in April at www.prac.com.

	2006	2007	2008	2009	2010
Net income per share	$295.70	$198.98	$196.08	$281.47	$240.29
Dividends per share	$59.79	$71.99	$84.76	$84.88	$136.12
Book value per share:	$1,358.14	$1,514.20	$1,543.30	$1,816.43	$1,950.66

[6]

     Questions about Plymouth Rock often arise in conversations with stockholders. What are Central’s plans for its investment in Plymouth Rock? Will Plymouth Rock go public? Central plans to participate in the long-term future of Plymouth Rock, which we expect will benefit Central stockholders. We respect CEO James M. Stone’s preference that Plymouth Rock remain privately owned, and we do not expect a public offering. We do, however, recognize that Plymouth Rock now comprises a large portion of Central’s net assets. Accordingly, and depending on circumstances, it is possible that we will reduce our holding somewhat.

     Central’s investment philosophy is based on long-term value investing combined with a policy of remaining generally fully invested. We seek to own companies that we know and understand and which have favorable long-term prospects. We consider capable management that can find and capitalize on profitable investment opportunities to be particularly important, as the effective re-investment of free cash flow in acquisitions and new product development has been one of the key sources of increased value in Central’s investments. Further, the company must be available at a reasonable price in relation to its probable actual and potential intrinsic value over a period of years ahead. Historically, Central has used this investment approach as opposed to a trading philosophy in which purchases and sales are made according to the current economic and stock market outlook. We believe that Central’s ability to take a longer-term view and look out three to five years has been advantageous for shareholders.

     Central’s practice has been to keep its assets invested in a relatively small number of companies with a limited amount of turnover. We believe that the risk associated with this approach can be reduced by having intimate knowledge of the companies in which we invest. Ideally, we want to own shares of growing, high return businesses managed with a long-term perspective, a fair balance of the interests of shareholders and employees, and unquestioned integrity.

     Equity investing has been quite difficult over the past decade and in our opinion that will continue to be the case. We believe, however, that under reasonably favorable economic conditions our approach will provide satisfactory results. It remains Central’s goal to provide shareholders with investment returns that will be judged as superior over the long-term.

     I am very pleased that the Board of Directors elected Andrew O’Neill a Vice President of Central in December. Andrew joined Central in June 2009 and has been working with me in the management of Central’s investments. He was previously a senior telecommunications analyst at Sanford C. Bernstein and prior thereto had been an equity research analyst/portfolio manager at HSBC Asset Management.

     Stockholder inquiries are welcome.

CENTRAL SECURITIES CORPORATION
WILMOT H. KIDD, President

630 Fifth Avenue
New York, New York 10111
February 1, 2012

[7]

TEN LARGEST INVESTMENTS

December 31, 2011

(unaudited)

			% of Net Assets	Year First Acquired
	Cost (mil.)	Value (mil.)

The Plymouth Rock Company, Inc.	$ 2.2	$167.8	29.2%	1982
Plymouth Rock underwrites and services over $1 billion in automobile and homeowner’s insurance premiums in the Northeast. It was founded in 1982 and has grown organically and through acquisitions.
Coherent, Inc.	22.0	41.9	7.3	2007
Coherent is a leading producer of commercial and scientific laser systems and components with over $800 million in sales to diverse end-markets.
Intel Corporation	16.3	36.4	6.3	1986
Intel is the world’s largest semiconductor chip maker, based on revenue of over $54 billion. It develops advanced integrated circuits for industries such as computing and communications.
Analog Devices, Inc.	10.9	25.8	4.5	1987
Analog Devices designs, manufactures and markets integrated circuits used in analog and digital signal processing, and has $3.0 billion in global product sales to industrial, communications, consumer, automotive & computer end-markets.
CEVA Inc.	9.2	25.7	4.5	2009
CEVA licenses digital signal processing designs to the semiconductor industry, and has sales of $45 million. CEVA’s designs are used for cellular connectivity and multimedia processing in handheld and other consumer electronics devices.
Agilent Technologies, Inc.	15.4	24.5	4.3	2005
Agilent, with $6.6 billion in sales, makes test, measurement, monitoring and analytical instruments for the life sciences, chemical analysis and electronics markets.
Brady Corporation	2.0	23.4	4.1	1984
Brady produces high-performance labels and signs, safety devices, and printing systems and software used to identify and protect people, places and property. Brady has sales of over $1.3 billion from its more than
50,000 products.
Convergys Corporation	24.8	21.7	3.8	1998
Convergys primarily provides customer relationship solutions through customer care agents and technology automation. Convergys has sales of over $2.2 billion.
The Bank of New York Mellon Corporation	18.3	18.4	3.2	1993
Bank of New York Mellon is a global leader in custodial services, securities processing and asset management with $26 trillion in assets under custody and $1.2 trillion under management.
Precision Castparts Corporation	10.0	16.5	2.9	2008
Precision Castparts is a diversified manufacturer of complex metal components and products for aerospace, power, and general industrial markets worldwide. Precision Castparts has sales of over $6.2 billion.

[8]

DIVERSIFICATION OF INVESTMENTS

December 31, 2011

(unaudited)

				Percent of Net Assets December 31,

	Issues	Cost	Value	2011	2010
Common Stocks:
Insurance	1	$ 2,192,986	$167,760,000	29.2%	28.3%
Semiconductor	4	46,194,393	94,218,158	16.4	11.4
Technology Hardware and Equipment	6	78,774,523	92,364,470	16.1	17.4
Diversified Industrial	5	22,255,020	61,274,400	10.7	11.7
Energy	6	57,472,726	56,348,610	9.8	12.8
Software and Services	2	40,823,192	31,181,400	5.4	5.7
Banking and Finance	3	22,313,759	22,108,826	3.9	5.0
Other	9	38,990,844	39,058,731	6.8	7.8
Preferred Stocks:
Energy	1	2,027,220	2,385,034	0.4	0.4

PRINCIPAL PORTFOLIO CHANGES

October 1 to December 31, 2011

(Common Stock unless specified otherwise)
(unaudited)

	Number of Shares
				Held December 31, 2011
	Purchased		Sold
Carlisle Companies Inc.			170,000	50,000
CEVA, Inc.			10,000	848,300
GeoMet, Inc. Series A Convertible Redeemable
Preferred Stock	7,205	(a)		237,790
Mindspeed Technologies, Inc.	350,000			1,400,000
Motorola Solutions, Inc.			20,000	200,000
NewStar Financial, Inc.			187,700	36,094
Vodafone Group Plc. ADR			230,000	270,000

(a)	Received as a dividend.

[9]

CENTRAL SECURITIES CORPORATION

Statement of Investments
December 31, 2011

Shares		Value

	COMMON STOCKS 98.3%
	Banking and Finance 3.9%
925,000	The Bank of New York Mellon Corporation	$18,416,750
100,000	JPMorgan Chase & Co.	3,325,000
36,094	NewStar Financial, Inc. (a)	367,076
		22,108,826
	Commercial Services 1.2%
413,712	Heritage-Crystal Clean, Inc. (a)	6,851,071

	Diversified Industrial 10.7%
740,000	Brady Corporation Class A	23,361,800
50,000	Carlisle Companies Inc.	2,215,000
200,000	General Electric Company	3,582,000
100,000	Precision Castparts Corporation	16,479,000
180,000	Roper Industries, Inc.	15,636,600
		61,274,400

	Energy 9.8%
350,000	Canadian Oil Sands Ltd.	7,979,650
200,000	Devon Energy Corporation	12,400,000
2,000,000	GeoMet, Inc. (a)(b)	1,860,000
627,200	McMoRan Exploration Co. (a)	9,125,760
280,000	Murphy Oil Corporation	15,607,200
320,000	QEP Resources, Inc.	9,376,000
		56,348,610

	Health Care 2.7%
100,000	Johnson & Johnson	6,558,000
100,000	Medtronic, Inc.	3,825,000
100,000	Merck & Co. Inc.	3,770,000
228,000	Vical Inc. (a)	1,005,480
		15,158,480

	Insurance 29.2%
69,900	The Plymouth Rock Company, Inc.
	Class A (b)(c)	167,760,000

	Retailing 1.3%
20,000	Aerogroup International, Inc. (a)(c)	366,800
220,000	Walgreen Co.	7,273,200
		7,640,000

[10]

Shares		Value
	Semiconductor 16.4%
720,000	Analog Devices, Inc.	$25,761,600
848,300	CEVA, Inc. (a)	25,669,558
1,500,000	Intel Corporation	36,375,000
1,400,000	Mindspeed Technologies, Inc. (a)	6,412,000
		94,218,158

	Software and Services 5.4%
1,700,000	Convergys Corporation (a)	21,709,000
1,190,000	Xerox Corporation	9,472,400
		31,181,400

	Technology Hardware and Equipment 16.1%
700,000	Agilent Technologies, Inc. (a)	24,451,000
801,000	Coherent, Inc. (a)	41,868,270
630,000	Flextronics International Ltd. (a)	3,565,800
200,000	Motorola Solutions, Inc.	9,258,000
1,190,000	RadiSys Corporation (a)	6,021,400
3,000,000	Sonus Networks, Inc. (a)	7,200,000
		92,364,470

	Telecommunication Services 1.6%
145,425	Primus Telecommunications Group, Inc. (a)	1,841,080
270,000	Vodafone Group Plc. ADR	7,568,100
		9,409,180
	Total Common Stocks (cost $309,017,443)	564,314,595

	PREFERRED STOCKS 0.4%
	Energy 0.4%
237,790	GeoMet, Inc. Series A Convertible Redeemable
	Preferred Stock (b)(d) (cost $2,027,220)	2,385,034
	Total Investments
	(cost $311,044,663) (e)(98.7%)	566,699,629
	Cash, receivables and other assets
	less liabilities (1.3%)	7,488,312
	Net Assets (100%)	$574,187,941

(a)	Non-dividend paying.
(b)	Affiliate as defined in the Investment Company Act of 1940.
(c)	Valued based on Level 3 inputs – see Note 2.
(d)	Valued based on Level 2 inputs – see Note 2.
(e)	Aggregate cost for Federal tax purposes is substantially the same.

See accompanying notes to financial statements.

[11]

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

Assets:
Investments:
General portfolio securities at market value
(cost $293,165,525) (Note 1)	$394,694,595
Securities of affiliated companies (cost $17,879,138)
(Notes 1, 5 and 6)	172,005,034	$566,699,629
Cash, receivables and other assets:
Cash	7,207,069
Dividends and interest receivable	730,319
Office equipment and leasehold improvements, net	121,669
Other assets	111,018	8,170,075
Total Assets		574,869,704
Liabilities:
Accrued expenses and reserves	681,763
Total Liabilities		681,763
Net Assets		$574,187,941
Net Assets are represented by:
Common Stock $1 par value: authorized
30,000,000 shares; issued 23,027,906 (Note 3)		$23,027,906
Surplus:
Paid-in	$292,476,984
Undistributed net realized gain on sale
of investments	3,196,715
Undistributed net investment income	294,279	295,967,978
Net unrealized appreciation of investments		255,654,966
Treasury stock, at cost
(22,770 shares of Common Stock) (Note 3)		(462,909)
Net Assets		$574,187,941
Net Asset Value Per Common Share
(23,005,136 shares outstanding)		$24.96

See accompanying notes to financial statements.

[12]

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

Investment Income
Income:
Dividends from affiliated companies (Note 5)	$7,792,430
Dividends from unaffiliated companies
(net of foreign withholding taxes of $62,509)	6,349,881	$14,142,311
Expenses:
Investment research	1,569,501
Administration and operations	1,406,324
Occupancy and office operating expenses	492,678
Legal, auditing and tax preparation fees	190,830
Directors’ fees	145,000
Software and information services	102,680
Franchise and miscellaneous taxes	92,767
Stockholder communications and meetings	76,824
Transfer agent, registrar and custodian
fees and expenses	69,778
Miscellaneous	143,572	4,289,954
Net investment income		9,852,357

Net Realized and Unrealized Gain (Loss)
on Investments
Net realized gain from:
Unaffiliated companies	13,993,939
Affiliated companies	291,000
Written options	45,749	14,330,688
Decrease in net unrealized appreciation of investments		(25,426,202)
Net loss on investments		(11,095,514)
Decrease in Net Assets Resulting From
Operations		$(1,243,157)

See accompanying notes to financial statements.

[13]

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2011 and 2010

	2011	2010
From Operations:
Net investment income	$9,852,357	$10,211,569
Net realized gain from investment transactions	14,330,688	11,269,517
Increase (decrease) in net unrealized appreciation
of investments	(25,426,202)	83,824,721
Increase (decrease) in net assets resulting from
operations	(1,243,157)	105,305,807
Distributions to Stockholders From:
Net investment income	(9,744,218)	(10,098,352)
Net realized gain from investment transactions	(13,035,173)	(10,125,556)
Decrease in net assets from distributions	(22,779,391)	(20,223,908)
From Capital Share Transactions: (Note 3)
Distribution to stockholders reinvested in
Common Stock	5,149,231	6,668,364
Cost of shares of Common Stock purchased	(462,909)	(2,255,839)
Increase in net assets from capital
share transactions	4,686,322	4,412,525
Total increase (decrease) in net assets	(19,336,226)	89,494,424
Net Assets:
Beginning of year	593,524,167	504,029,743
End of year (including undistributed net investment
income of $294,279 and $179,686, respectively)	$574,187,941	$593,524,167

See accompanying notes to financial statements.

[14]

STATEMENT OF CASH FLOWS

For the year ended December 31, 2011

Cash Flows from Operating Activities:
Decrease in net assets from operations		$(1,243,157)
Adjustments to decrease in net assets
from operations:
Purchases of securities	$(48,887,130)
Proceeds from securities sold	67,243,054
Net sales of short-term investments	677,010
Net realized gain from investments	(14,330,688)
Decrease in net unrealized appreciation	25,426,202
Depreciation and amortization	46,517
Changes in operating assets and liabilities:
Decrease in receivable for securities sold	1,317,360
Increase in dividends and interest receivable	(518,874)
Increase in office equipment and
leasehold improvements	(11,924)
Increase in other assets	(7,868)
Increase in accrued expenses and reserves	96,965
Total adjustments		31,050,624
Net cash provided by operating activities		29,807,467
Cash Flows from Financing Activities:
Dividends and distributions paid	(17,630,160)
Net decrease in bank borrowings	(5,000,000)
Treasury stock purchased	(462,909)
Cash used in financing activities		(23,093,069)
Net increase in cash		6,714,398
Cash at beginning of year		492,671
Cash at end of year		$7,207,069

Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions
to stockholders		$5,149,231
Interest paid on bank borrowings		$30,928

See accompanying notes to financial statements.

[15]

NOTES TO FINANCIAL STATEMENTS

     1. Significant Accounting Policies—Central Securities Corporation (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Security Valuation—Marketable common and preferred stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Written options are valued at the last quoted asked price. Investments in money market funds are valued at net asset value per share. Securities for which no ready market exists are valued at estimated fair value by the Board of Directors.

Federal Income Taxes—It is the Corporation’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its stockholders. Management has analyzed positions taken on the Corporation’s tax returns and has determined that no provision for income taxes is required in the accompanying financial statements. The Corporation’s Federal, state and local tax returns for the current and previous three fiscal years remain subject to examination by the relevant taxing authorities.

Use of Estimates—The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

Other—Security transactions are accounted for as of the trade date, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

     2. Fair Value Measurements—The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

  Level 1—Quoted prices in active markets for identical investments;

  Level 2—Other significant observable inputs obtained from independent sources, for example, quoted prices for similar investments or the use of models or other valuation methodologies;

  Level 3—Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. Investments categorized as Level 3 include securities in which there is little, if any, market activity. The Corporation’s Level 3 investments consist of The Plymouth Rock Company, Inc. and Aerogroup International, Inc.

     The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

[16]

NOTES TO FINANCIAL STATEMENTS — Continued

The Corporation’s investments as of December 31, 2011 are classified as follows:

	Level 1	Level 2	Level 3	Total Value
Common Stocks	$396,187,795	—	$168,126,800	$564,314,595
Preferred Stocks	—	$2,385,034	—	2,385,034
Total	$396,187,795	$2,385,034	$168,126,800	$566,699,629

     There were no significant transfers of investments between Levels 1, 2 and 3 during the year ended December 31, 2011. The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2010	$168,455,000
Net realized gains and unrealized depreciation of
investments included in decrease in net assets
from operations	(30,200)
Sales	(298,000)
Balance as of December 31, 2011	$168,126,800

     The change in unrealized appreciation of Level 3 investments held as of December 31, 2011 included in the above table was ($88,200). In valuing Level 3 investments, the Corporation considers the results of various valuation methods, which may include comparable company valuation analyses, discounted future cash flow models and recent private transactions. Consideration is also given to corporate governance, marketability, independent appraisals obtained from portfolio companies, company and industry results and outlooks, and general market conditions. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

     In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 (the “ASU”), which clarifies the application of existing fair value measurement and disclosure requirements and changes certain accounting principles or requirements for measuring fair value or for disclosing information about fair value measurements. The amendments in the ASU are effective at the beginning of the Corporation’s 2012 fiscal year. Management is assessing the effect of the ASU on the Corporation’s financial statements but currently believes the impact principally will result in increased disclosures about the Corporation’s Level 3 securities.

     3. Common Stock and Dividend Distributions—The Corporation purchased 22,770 shares of its Common Stock in 2011 at an average price of $20.33 per share representing an average discount from net asset value of 18.0%. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock available for stock distributions, or may be retired.

     The Corporation declared two distributions to holders of Common Stock in 2011, $.20 per share paid on June 28 in cash, and $.80 per share paid on December 21 in cash or in additional shares of Common Stock at the stockholder’s option. In connection with the December 21 distribution, 248,515 common shares were issued at a price of $20.72 per share.

[17]

NOTES TO FINANCIAL STATEMENTS — Continued

     The tax character of dividends and distributions paid during the year was ordinary income, $9,795,138 and long-term capital gain, $12,984,253; for 2010, they were $10,339,510 and $9,884,398, respectively. As of December 31, 2011, for tax purposes, undistributed ordinary income was $480,002 and undistributed long-term realized capital gain was $3,196,715. Dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Financial statements are adjusted for permanent book-tax differences; such adjustments were not material for the year ended December 31, 2011.

     4. Investment Transactions—The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 2011, excluding option transactions and other short-term investments, were $48,895,280 and $67,184,934, respectively.

     As of December 31, 2011, based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation and depreciation for all securities were $308,108,674 and $52,453,708 respectively.

     5. Affiliates—The Plymouth Rock Company, Inc. and GeoMet, Inc. are affiliates as defined in the Investment Company Act of 1940 due to the Corporation owning 5% or more of these companies’ outstanding voting securities. During the year ended December 31, 2011, the Corporation received dividends of $7,792,430 from Plymouth Rock and sold 100 shares of Plymouth Rock at a gain of $291,000. The Corporation also received dividends of 27,537 additional shares of GeoMet Series A Preferred Stock. Net unrealized appreciation related to affiliates decreased by $464,085 for the year ended December 31, 2011 to $154,125,896. The President of the Corporation is a director of Plymouth Rock.

     6. Restricted Securities—The Corporation from time to time invests in securities the resale of which is restricted. The Corporation does not have the right to demand registration of the restricted securities. On December 31, 2011, such investments had an aggregate value of $168,126,800, which was equal to 29.3% of the Corporation’s net assets. Investments in restricted securities at December 31, 2011, including acquisition dates and cost, were:

Company	Shares	Security	Date Acquired	Cost
Aerogroup International, Inc.	20,000	Common Stock	6/14/05	$11,719
The Plymouth Rock Company, Inc.	60,000	Class A Stock	12/15/82	1,500,000
The Plymouth Rock Company, Inc.	9,900	Class A Stock	6/9/84	692,986

     7. Options Written—From time to time, the Corporation writes option contracts to generate additional return. When the Corporation writes an option, a liability is recorded in an amount equal to the premium received and is subsequently marked to market in the Statement of Assets and Liabilities, with any related change recorded as an unrealized gain or loss in the Statement of Operations. Upon the exercise of written call option contracts, premiums received are added to the proceeds from the sale of the underlying securities in determining whether there is a realized gain or loss. Upon the exercise of written put options, premiums received are subtracted from the cost of the purchase of the underlying securities. On the expiration date, premiums received from unexercised options are treated as realized gains.

[18]

NOTES TO FINANCIAL STATEMENTS — Continued

     When writing a covered call option, the Corporation forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss should the price of the underlying security decline below the exercise price minus the option premium received.

     When writing a put option, the Corporation has the obligation during the option’s life to purchase the securities underlying the option at an agreed-upon exercise price. The Corporation’s obligation is secured by segregating with its custodian liquid investments with a value at least equal to the amount the Corporation would be required to pay if the option were exercised. The Corporation will lose money if the securities purchased decrease in value below the exercise price by more than the premium received by the Corporation for writing the option.

     The Corporation’s activity in written options during the year ended December 31, 2011 is summarized as follows:

	Number of Shares	Premiums Received

Options outstanding at December 31, 2010	—	—
Options written	55,000	$58,099
Options terminated in closing transactions	(25,000)	(15,500)
Options exercised	(10,000)	(10,400)
Options expired	(20,000)	(32,199)
Options outstanding at December 31, 2011	—	—

     8. Bank Line of Credit—The Corporation has entered into a $25 million uncommitted, secured revolving line of credit with UMB Bank, n.a. (“UMB”), the Corporation’s custodian. All borrowings are payable on demand of UMB. Interest on any borrowings is payable monthly at a rate based on the federal funds rate, subject to a minimum annual rate of 2.50% (2.75% prior to March 18, 2011). At December 31, 2011, there were no outstanding borrowings. During the year ended December 31, 2011, average borrowings outstanding (based on the days when there were borrowings outstanding) were approximately $2,750,000, and total interest expense was $24,893. The average interest rate paid on these borrowings was 2.65% per annum.

     9. Operating Expenses—The aggregate remuneration paid during the year ended December 31, 2011 to officers and directors amounted to $2,345,000, of which $145,000 was paid as fees to directors who were not officers. Benefits to employees are provided through a profit sharing retirement plan. Contributions to the plan are made at the discretion of the Board of Directors, and each participant’s benefits vest after three years of employment. The amount contributed for the year ended December 31, 2011 was $172,650.

     10. Operating Lease Commitment—The Corporation has entered into an operating lease for office space, which expires in 2014 and provides for future minimum rental payments in the aggregate amount of approximately $855,000 as of December 31, 2011. The lease agreement contains escalation clauses relating to operating costs and real property taxes. Future minimum rental commitments under the lease are $341,806 annually in 2012-2013 and $170,903 in 2014.

[19]

FINANCIAL HIGHLIGHTS

     The following table shows per share operating performance data, total returns, ratios and supplemental data for each year in the five-year period ended December 31, 2011. This information has been derived from information contained in the financial statements and market price data for the Corporation’s shares.

     The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested at the market price or net asset value, as applicable, on the payable date of the distribution. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation.

	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$26.06	$22.32	$17.79	$30.15	$30.05
Net investment income*	.43	.45	.29	.39	.38
Net realized and unrealized gain (loss)
on securities*	(.53)	4.19	4.89	(10.29)	2.12
Total from investment operations	(.10)	4.64	5.18	(9.90)	2.50
Less:
Dividends from net investment income	.43	.45	.33	.36	.37
Distributions from capital gains	.57	.45	.32	2.10	2.03
Total distributions	1.00	.90	.65	2.46	2.40
Net asset value, end of year	$24.96	$26.06	$22.32	$17.79	$30.15
Per share market value, end of year	$20.46	$21.97	$17.98	$14.40	$26.84
Total return based on market (%)	(2.50)	27.14	26.97	(39.63)	9.86
Total return based on NAV (%)	.18	21.73	30.15	(32.66)	9.35
Ratios/Supplemental Data:
Net assets, end of year (000)	$574,188	$593,524	$504,030	$397,353	$644,823
Ratio of expenses to average
net assets (%)	.71	.78	.91	.66	.59
Ratio of net investment income to
average net assets (%)	1.62	1.92	1.49	1.43	1.21
Portfolio turnover rate (%)	8.07	6.67	7.94	11.04	19.58

*	Based on the average number of shares outstanding during the year.

See accompanying notes to financial statements.

[20]

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of
   Central Securities Corporation

     We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Central Securities Corporation (the “Corporation”) as of December 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Securities Corporation as of December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

New York, NY
February 3, 2012

[21]

OTHER STOCKHOLDER INFORMATION

Direct Registration

     The Corporation utilizes direct registration, a system that allows for book-entry ownership and the electronic transfer of the Corporation’s shares. Stockholders may find direct registration a convenient way of managing their investment. Stockholders wishing certificates may request them.

     A pamphlet which describes the features and benefits of direct registration, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling Computershare Trust Company at 1-800-756-8200, calling the Corporation at 1-866-593-2507 or visiting our website: www.centralsecurities.com under Contact Us.

Proxy Voting Policies and Procedures

     The policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities and the Corporation’s proxy voting record for the twelve-month period ended June 30, 2011 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-866-593-2507), (2) on the Corporation’s website at www.centralsecurities.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Portfolio Information

     The Corporation files its complete schedule of portfolio holdings with the SEC for the first and the third quarter of each fiscal year on Form N-Q. The Corporation’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[22]

BOARD OF DIRECTORS AND OFFICERS

		Principal Occupations (last five years) and Position with the Corporation (if any)
Independent Directors	Age

SIMMS C. BROWNING	71	Retired since 2003; Vice President, Neuberger Berman, LLC
Director since 2005		(asset management) prior thereto

DONALD G. CALDER	74	Chairman, Clear Harbor Asset Management, LLC since 2010;
Director since 1982		President, G.L. Ohrstrom & Co. Inc. (private investment firm)
		prior thereto

DAVID C. COLANDER	64	Professor of Economics, Middlebury College
Director since 2009

JAY R. INGLIS	77	Vice President and General Counsel, International Claims
Director since 1973		Management, Inc.

C. CARTER WALKER, JR.	77	Lead Independent Director, Central Securities Corporation;
Director since 1974		Private investor

Interested Director
WILMOT H. KIDD	70	Chairman and President, Central Securities Corporation
Director since 1972

Other Officers
MARLENE A. KRUMHOLZ	48	Vice President and Secretary, Central Securities Corporation

ANDREW J. O’NEILL	39	Vice President, Central Securities Corporation; Investment
		Analyst, Central Securities Corporation, 2009 to 2011; Vice
		President and Senior Analyst, Sanford C. Bernstein & Co.
		LLC prior thereto

LAWRENCE P. VOGEL	55	Vice President and Treasurer, Central Securities Corporation
		since 2009; Vice President, Ameriprise Financial, Inc. 2008 to
		2009; Senior Vice President, J. & W. Seligman & Co.
		Incorporated and Vice President, Seligman Group of
		Investment Companies prior thereto

The address of each Director and Officer is c/o Central Securities Corporation, 630 Fifth Avenue, New York, New York 10111.

[23]

BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
C. Carter Walker, Jr., Lead Independent Director
Simms C. Browning
Donald G. Calder
David C. Colander
Jay R. Inglis

OFFICERS

Wilmot H. Kidd, President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 43069, Providence, RI 02940-3069
800-756-8200
www.computershare.com

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

[24]

Item 2. Code of Ethics. The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. This code of ethics is filed as an attachment on this form.

Item 3. Audit Committee Financial Experts. The Board of Directors of the Corporation has determined that none of the members of its Audit Committee (the “Committee”) meet the definition of “Audit Committee Financial Expert” as the term has been defined by the Securities and Exchange Commission (“SEC”). The Board of Directors considered the possibility of adding a member that would qualify as an Audit Committee Financial Expert, but has determined that the Committee has sufficient expertise to perform its duties. In addition, the Committee’s charter authorizes the Committee to engage a financial expert should it determine that such assistance is required.

Item 4. Principal Accountant Fees and Services.

	2011		2010
Audit fees	$63,350	(1)	$62,500	(1)
Audit-related fees	0		0
Tax fees	18,000	(2)	17,800	(2)
All other fees	0		0
Total fees	$81,350		$80,300

(1)	Includes fees for review of the semi-annual report to stockholders and audit of the annual report to stockholders.
(2)	Includes fees for services performed with respect to tax compliance and tax planning.

Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor’s independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Corporation; and whether the service could enhance the Corporation’s ability to manage or control risk or improve audit quality. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting. All of the audit and tax services provided by KPMG LLP for fiscal year 2011 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee.

Item 5. Audit Committee of Listed Registrants. The registrant has a separately-designated standing audit committee. Its members are: Simms C. Browning, Donald G. Calder, David C. Colander, Jay R. Inglis and C. Carter Walker, Jr.

Item 6. Investments.

(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

CENTRAL SECURITIES CORPORATION

PROXY VOTING GUIDELINES

Central Securities Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long-term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. Our Board of Directors has approved guidelines in evaluating how to vote a particular proxy ballot. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as longer term strategic planning, subject to the oversight of the company’s board of directors. Our guidelines are based on the belief that a company’s shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus, on most issues, our votes are cast in accordance with the company’s recommendations. When we believe management’s recommendation is not in the best interests of our stockholders, we will vote against management’s recommendation.

Due to the nature of our business and our size, it is unlikely that conflicts of interest will arise in our voting of proxies of public companies. We do not engage in investment banking nor do we have private advisory clients or any other businesses. In the unlikely event that we determine that a conflict does arise on a proxy voting issue, we will defer that proxy vote to our independent directors.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines. We may, on occasion, vote otherwise when we believe it to be in the best interest of our stockholders:

Election of Directors – We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

  We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.
  We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.
  We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.
  We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.
  We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

Compensation - We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company’s stockholders.

We evaluate proposals related to compensation on a case-by case basis.

  We generally support stock option plans that are incentive based and not excessive.
  We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.
  We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.
  We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.
  We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Corporate Structure and Shareholder Rights - We generally oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons.

  We generally support proposals to remove super-majority voting requirements and oppose amendments to bylaws which would require a super-majority of shareholder votes to pass or repeal certain provisions.
  We will evaluate proposals regarding shareholders rights plans (“poison pills”) on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.
  We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.
  We generally support share repurchase programs.
  We generally support the general updating of or corrective amendments to corporate charters and by-laws.
  We generally oppose the elimination of the rights of shareholders to call special meetings.

Approval of Independent Auditors – We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

  We generally support management’s proposals regarding the approval of independent auditors.
  We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

Social and Corporate Responsibility Issues - We believe that ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote with management on these types of proposals, although we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

  We generally oppose shareholder proposals which apply restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial impact.
  We generally oppose proposals which require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Mr. Wilmot H. Kidd, President and Mr. Andrew J. O’Neill, Vice President, manage the Corporation’s investments. Mr. Kidd has served in that capacity since 1973. Mr. O’Neill joined the Corporation in 2009, performing investment analysis, and was elected Vice President in 2011. Prior to joining the Corporation, Mr. O’Neill was Vice President and Senior Analyst at Sanford C. Bernstein & Co. LLC.

Mr. Kidd and Mr. O’Neill do not manage any other accounts and accordingly, the Registrant is not aware of any material conflicts with their management of the Corporation’s investments. Mr. Kidd’s and Mr. O’Neill’s compensation consists primarily of a fixed base salary and a bonus. Their compensation is reviewed and approved by the Board of Directors annually. Their compensation may be adjusted from year to year based on the Board of Directors perception of overall performance and their management responsibilities. As of December 31, 2011, Mr. Kidd’s investment in Central Securities common stock exceeded $1 million. As of that date, Mr. O’Neill’s investment in Central Securities common stock was valued between $500,001 -$1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (July 1 through July 31)	-0-	N/A	NA	NA
Month #2 (August 1 through August 31)	-0-	N/A	NA	NA
Month #3 (September 1 through September 30)	-0-	N/A	NA	NA
Month #4 (October 1 through October 31)	-0-	N/A	NA	NA
Month #5 (November 1 through November 30)	-0-	N/A	NA	NA
Month #6 (December 1 through December 31)	22,770	$20.33	NA	NA
Total	22,770	$20.33	NA	NA

Item 10. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since such procedures were last described in the Corporation’s proxy statement dated February 3, 2011.

Item 11. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Central Securities Corporation (the “Corporation”) have concluded that the Corporation’s Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the Corporation’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Corporation’s internal control over financial reporting.

Item 12. Exhibits. (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act. Attached hereto.

(c) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Securities Corporation

By: /s/ Wilmot H. Kidd

Wilmot H. Kidd

President

February 10, 2012

Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capabilities and on the dates indicated.

By: /s/ Wilmot H. Kidd

Wilmot H. Kidd

President

February 10, 2012

Date

By: /s/ Lawrence P. Vogel

Lawrence P. Vogel

Vice President & Treasurer

February 10, 2012

Date